UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 25, 2008

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 25, 2008, MedQuist Inc. (the "Company") entered into a Settlement Agreement (the "Settlement Agreement") by and among (i) the United States of America, acting through the United States Department of Justice ("DOJ") and on behalf of the Department of Veteran’s Affairs, the Department of Defense, the Public Health Service and part of the Department of Health and Human Resources, (ii) Christopher Foley, (iii) Susan Purdue and (iv) the Company. The DOJ intervened in separate qui tam actions filed by Mr. Foley and Ms. Purdue against the Company, with respect to those claims raised in the qui tam actions that related to the same alleged conduct by the Company that was the subject of the DOJ’s investigation (the "Covered Conduct").

Pursuant to the Settlement Agreement, the Company has agreed to pay the United States $6,600,000 (the "Settlement Amount") and, out of the Settlement Amount, the United States will pay Mr. Foley $450,000 and Ms. Purdue $144,000. Under the terms of the Settlement Agreement, the United States releases the Company and its representatives from any civil or administrative money claim the United States has or may have for the Covered Conduct under the False Claims Act, 31 U.S.C. §§3729-3733; the Program Fraud Civil Remedies Act 31 U.S.C. §§ 3801-3812; or the common law theories of breach of contract, payment by mistake, unjust enrichment and fraud. In addition, each of Mr. Foley and Ms. Purdue releases the Company and its representatives from any civil or administrative money claim the United States has or may have for the Covered Conduct under the False Claims Act, 31 U.S.C. §§3729-3733.

The Company has not admitted nor or will it admit to liability or any wrongdoing in connection with the settlement.

Mr. Foley is a former Regional Vice President of MedQuist and the current President of CBaySystems & Services, Inc., which is wholly-owned by CBaySystems Holdings Limited ("CBaySystems Holdings"). CBaySystems Holdings is the Company's majority shareholder and acquired its approximate 69.5% ownership interest in the Company in August 2008 from Koninklijke Philips Electronics N.V. (the "CBaySystems Holdings Purchase"). Mr. Foley's qui tam action was filed prior to the CBaySystems Holdings Purchase.

A copy of the Settlement Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the execution of the Settlement Agreement is also attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The attached Exhibit Index is hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

December 3, 2008	By:	/s/ Mark R. Sullivan

Name: Mark R. Sullivan
Title: General Counsel, Chief Compliance Officer and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Settlement Agreement dated November 25, 2008 by and among (i) the United States of America, acting through the United States Department of Justice and on behalf of the Department of Veteran’s Affairs, the Department of Defense, the Public Health Service and part of the Department of Health and Human Resources, (ii) Christopher Foley, (iii) Susan Purdue and (iv) MedQuist Inc.
99.1	Press Release of MedQuist Inc. issued on December 3, 2008